LA CORTEZ energy

CORPORATE PRESENTATION


Rio de Oro
PANAMA
VENEZUELA
COLOMBIA
Maranta
PUT-4
ECUADOR

September 2011

Disclaimer and Other Information

Statements in this presentation that are not of historical fact are "forward-looking statements." Such statements are subject to risks and uncertainties and may be indentified by the use of words such as "expects," "intends," "plans," "may," "could," "should," "anticipates," "likely," "believes" and words of similar import. Forward-looking statements are based on current facts and analyses and other information that may be based on forecasts of future results, estimates of amounts not yet determined and assumptions of management. These statements are made as of the date of this presentation and the fact that this presentation remains available does not constitute a representation by La Cortez Energy that La Cortez Energy believes these forward-looking statements continue to be true as of any subsequent date. ***Although La Cortez Energy believes that the assumptions underlying, and expectations reflected in, these forward-looking statements are reasonable, it can give no assurance that these assumptions and expectations will prove to be correct. Actual results may differ materially from those expressed or implied by forward looking statements due to a number of factors, many of which are beyond the control of La Cortez Energy,*** *including, but not limited to, La Cortez Energy's ability to identify appropriate corporate acquisition and/or joint venture opportunities in the energy sector in Colombia and, more generally, in Latin America, and to establish the technical, managerial and operational infrastructure and to raise the necessary capital to be able to take advantage of, and successfully participate in such opportunities, future economic conditions, political stability and volatility and decreases in energy prices. Additional information on risks and other factors that may affect the business and financial results of La Cortez Energy can be found in reports and other documents filed by La Cortez Energy with the U.S. Securities and Exchange Commission, including, without limitation, under the caption "Risk Factors" in La Cortez Energy's Annual Report on Form 10K filed on April 1, 2011. These filings are available on a Web site maintained by the Securities and Exchange Commission at http://www.sec.gov. La Cortez Energy's forward-looking statements are expressly qualified in their entirety by this cautionary statement.*

THESE MATERIALS DO NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF ANY OFFER TO BUY, ANY SECURITIES OF THE COMPANY OR ANY ENTITY WHATSOEVER. ANY SUCH OFFER MAY ONLY BE MADE BY A PRIVATE PLACEMENT MEMORANDUM OR PROSPECTUS ISSUED BY THE COMPANY. ANY REPRESENTATION TO THE CONTRARY BY ANY PARTY SHOULD BE IGNORED.

LA CORTEZ energy

Disclaimer and Other Information

The reserves and any future net revenue in this presentation represent estimates only. The reserves and future net revenue from the Corporation's properties have been independently evaluated by Ryder Scott Petroleum Consultants. The evaluation conducted by Ryder Scott includes a number of assumptions relating to factors such as initial production rates, production decline rate, ultimate recovery of reserves, timing and amount of capital expenditures, marketability of production, future prices of crude oil and natural gas, operating costs, well abandonment and salvage values, royalties and other government levies that maybe imposed during the producing life of the reserves. These assumptions are subject to change and are beyond the control of the Corporation. Actual production, sales and cash flows derived therefrom will vary from the evaluation and such variations could be material. Any present value of estimated future net revenues referred to here in should not be construed as the current market value of estimated crude oil and natural gas reserves attributable to the Corporation's properties. Reference is made to the Corporation's reserve report dated December 31, 2010, released February 28th, 2011, for more information about the reserves information prepared by Ryder Scott for La Cortez.

Forecast capital expenditures are based on La Cortez' current budgets and development plans which are subject to change based on commodity prices, market conditions, drilling success, potential timing delays and access to cash, cash flow, available credit and third party participation. La Cortez' capital budget has been prepared based upon anticipated costs for equipment and services which are subject to fluctuation based upon market conditions, availability and potential changes or delays in capital expenditures.

Additionally, forecast capital expenditures do not include capital required to pursue future acquisitions. Anticipated production growth has been estimated based on (i) the proposed drilling program with a success rate based upon historical drilling success and an evaluation of the particular wells to be drilled and has been risked, and (ii) current production and anticipated decline rates. Although the forward-looking information contained herein is based upon assumptions which Management believes to be reasonable, the Corporation cannot assure investors that actual results will be consistent with this forward-looking information. This forward-looking information is made as of the date here of and the Corporation assumes no obligation to update or revise them to reflect new events or circumstances, except as required by law.

For the discussions of estimated prospective resources in this presentation, the following term has the following respective meaning:

"Prospective Resources" are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. Prospective resources have both an associated chance of discovery and a chance of development. Prospective Resources are further subdivided in accordance with the level of certainty associated with recoverable estimates assuming their discovery and development and may be sub classified based on project maturity. The Prospective Resources set out in this presentation are unrisked, meaning that they are not risked for chance of development or chance of discovery.

"Low Estimate" is considered to be a conservative estimate of the quantity that will actually be recovered. It is likely that the actual remaining quantities recovered will exceed the low estimate. If probabilistic methods are used, there should be at least a 90 percent probability (P90) that the quantities actually recovered will equal or exceed the low estimate.

"Best Estimate" is considered to be the best estimate of the quantity that will actually be recovered. It is equally likely that the actual remaining quantities recovered will be greater or less than the best estimate. If probabilistic methods are used, there should be at least a 50 Percent probability (P50) that the quantities actually recovered will equal or exceed the best estimate.

"High Estimate" is considered to be an optimistic estimate of the quantity that will actually be recovered. It is unlikely that the actual remaining quantities recovered will exceed the high estimate. If probabilistic methods are used, there should be at least a 10 percent probability (P10) that the quantities actually recovered will equal or exceed the high estimate.

"Mean Estimate" is the statistical mean resource value for each exploration prospect. The statistical mean is dependent on the estimated probabilistic distribution of recoverable resources and is not the same as the "best estimate" or P50 resource volume. These values can be arithmetically summed to obtain a total mean estimate for a group of prospects.

"La Cortez Internal Evaluation" means the evaluation conducted by Bryant M. Mook, B.Sc. M.Eng., a qualified reserves evaluator, effective December 31,2010.

Corporate Highlights



Maranta
PUT-4

- The company (OTCBB: LCTZ) went public with initial seed capital in March 2008, and built existing Colombian management team and board of directors over the balance of 2008.
- Joint Venture agreements executed in December 2008 & January 2009, and strategic corporate acquisition executed in March 2010.
  - Diverse exploration acreage in 4 blocks across the prolific Colombian Putumayo and Catatumbo basins.
  - Relatively low level of mandatory work commitments in existing assets.
  - Joint venture agreements signed with experienced, established producers in Colombia.
  - JV partners include Sinochem (formerly Emerald Energy), PetroLatina Energy and Vetra Group.
- 1st discovery well drilled on the Maranta Block (Mirto-1) in June 2009 / 2nd discovery well (Mirto-2) drilled on the block in September 2010. Current gross production of 720 bopd (144 bopd net before royalties).
  - Mirto-2 continues producing with an average production rate for the year of 480 bopd gross/96 bopd net before royalties with average base sediment & water (BS&W) cut of 0.7%.
  - We conducted work-over operations on the Mirto-1 well in August 2011, successfully re-opening the well to production with average gross production before royalties of 336 bopd of 15 degree API oil, with an average BS&W of 1.16%.
- Acquisition of Avante Petroleum S.a.r.l, March 2nd, 2010
  - In conjunction with the stock for stock acquisition, Avante's former shareholders subscribed for an additional $5 Million in a private placement transaction.
  - The acquisition effectively expanded the company's geographic presence into two blocks in the prolific Catatumbo Basin.
- Cash Position of $5.0 Million (8/30/11)
  - $35 Million raised since inception, $20.33 Million closed between December 2009 and April 2010.
- Plans set in motion to be dual listed on the TSX-V and Bogota stock exchange in 2011 and 2012 respectively. Application to be listed on the TSX Venture Exchange was submitted in March 2011. Application for AMEX listing to be sought at earliest opportunity.

Growth Plans 2011 - 2012

2011 - 2012 Focus

- Drilling and/or work-over activity planned in all 3 key assets. Successful work-over in the Mirto-1 well completed August 2011.
- Work-over activity planned during the 4th quarter of 2011 to re-open production in the Puerto Barco field located in the Catatumbo basin. If successful, expected to increase net production to 200 - 225 bopd exit 2011, which will get the company to cash flow break-even (before capex).
- Planned drilling activity in the Putumayo-4 block during end 1st half of 2012 expected to further increase net production to 650 - 725 bopd.
- Seismic acquisition (Q4 2011), 1 exploration well & 1 work-over planned targeting 11.5 MMbbls of net mean unrisked resource potential in the 1st half of 2012. *(1)*

Reserves & Resources

- Current 2P reserves of 0.20 MMbbls net (only Mirto field - N sand). *(2)* Management estimates 2P reserves of 3.2 MMbbls gross, 0.66 MMbbls net based on the success of recent work over activity in the Mirto field during 2011. *(1)*
- Exploration portfolio targeting 35 MMbbls net mean prospective unrisked resource potential (including potential for successful contract negotiation in the Catatumbo region). (1)

(1) Estimate of Reserves and/or unrisked Prospective Resources pursuant to the La Cortez Internal Evaluation. There is no certainty that any portion of the resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the resources. If a discovery is made, there is no certainty that it will be developed or, if it is developed, there is no certainty as to the timing of such development.

(2) Ryder Scott independent engineering report dated 12/31/10.

Growth Plans 2011 - 2012

Production

- Current production of 720 bopd gross/144 bopd net (Sep. 2011) from the Mirto-1 & 2 wells.
- Potential addition of 150 bopd gross / 75 bopd (net before royalties) from work over at Puerto Barco field in Catatumbo (Q4 2011).
- Potential addition of 500 bopd (net before royalties) end of the 1st half of 2012, with successful drilling activity in the Putumayo-4. well.

Net Production BOPD



Net after Royalties BOPD
800
600
400
200
0
Actual
Forecast
Jan 2011
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan 2012
Feb
Mar
Abr
May
Jun
Mirto-2
Mirto-1
Puerto Barco
Put-4 Prospect A

Experienced Board of Directors

Nadine Smith, Chairman	Director and early stage investor in Patterson UTI Energy, Gran Tierra Energy, and American Retirement Corp., 20+ Yrs. as a Private Investor and Business Consultant.
Jaime Ruiz, Director	Member of the World Bank, Colombian National Planning Director, Senator of Colombia, former member of Ecopetrol board, Civil Engineer.
Jaime Navas, Director	LAEFM counsel board, Worked for Exxon, Hocol, Maxus, Geologist and Geophysicist, MS in Geology.
Richard Stevens, Director	Partner Ernst & Young, LLP and PricewaterhouseCoopers, LLP, Former lead independent director of Choridant Software, and Director of Verity Inc., CPA in NY and California.
Jose Fernando Montoya, Director	President of Hocol S.A., General Manager of Shell Paraguay, Founder and Co-owner of Upside Energy & Mining Services, Chemical Engineer.
Dirk Groen, Director	CEO Avante Petroleum S.A., Former CFO and Managing Director of the Oil & Gas Division of SBM Group, Former Director of Trinity Oil & Gas and American Oil & Gas and Current Director of MPG Oil & Gas.
Andres Gutierrez, President & CEO	General Manager Lewis Energy Colombia, Corporate VP Hocol, Director of GNESP, Shell, Civil Engineer and MSCE.

Experienced Colombian Executive Management Team

Director, President & CEO
Andres Gutierrez

- More than 26 years experience in oil & gas upstream and downstream management.
- Former General Manager – Lewis Energy Colombia
- Former VP, Finance, HR, Operations – Hocol S.A.
- 11+ years with Shell in Colombia and Former Planning Director for GNESP.

Director, Chairman
Nadine Smith

- Chairman serving as acting CFO and Treasurer.
- 20+ years oil and gas investment and management
- Founding shareholder of 3 public companies with market capitalization exceeding $1 billion - Gran Tierra Energy, Patterson UTI, and American Retirement Corp (Brookdale Senior Living).

Exploration Manager
Carlos Lombo

- More than 23 years of experience in oil & gas .
- Former Consultant Geologist for BP, Occidental, Nexen, Ecopetrol, ANH.
- Exploration Geologist Project Manager - Ecopetrol (1986-2003).

Production & Operations Manager
Luis Goyenche

- Experienced Reservoir Engineer with more than 25 years of experience in oil & gas.
- Former Operations & Business Development Manager – Columbus Energy S.a.rl. Colombia.
- Former Appraisal Manager & Senior Reservoir Engineer with Hocol, SA. in Colombia.

LA CORTEZ energy

Focused Asset Base


Maranta
PUT-4


Atlantic
Ocean
PANAMA
VENEZUELA
Pacific
Ocean
COLOMBIA
ECUADOR
0
100
200 Km

Catatumbo Area:
50% W.I. and Operator
Rio de Oro and Puerto Barco contracts

Putumayo Area:
20% W.I. Maranta Block (Mirto Discoveries)
50% W.I. Putumayo-4 block

LA CORTEZ energy

Regional Fields and Trends



MARANTA
PUTUMAYO 4
Maranta Block
PUT-4 Block
Linda Field
Orito Field
230MBO
3.3 MBO
Sucumbios
18 MBO
1.3 MBO
Loro Field
46 MBO
Cohembi Field
VHR Field
34 MBO
Field 42 MBO
Bermejo Field
Lago Agrio Field
Libertador Field
335 MBO
Shushufindi Field
1600 MBO
Sacha Field
1155 MBO
0
12.5
25 Km

Why Putumayo?

- Increasingly prolific basin; Several significant oil field discoveries in recent years
- Basin becoming increasingly competitive with significant interest in farm-in opportunities from third parties in our block (Putumayo-4)

Putumayo Basin Assets (Future Exploration Activity)


MOCOA
VILLAGARZON
Grantierra Energy
Grantierra Energy
Grantierra Energy
La Castellana
PTO GUZ
AZAR
Grantierra
MARANTA
Emerald Energy
Grantierra Energy
MIRTO
FIELD
Grantierra Energy
Petronova
PUT-4
Petroleos del Norte
PUERTO CAICEDO
ORITO
Ecopetrol
Ecopetrol
ANH
Ecopetrol
Vetra E&P
PUERTO ASIS
Consorcio
Vetra-C&C
ANH
Ecopetrol
C&C Energy

Maranta	
Working Interest	20%
Basin	Putumayo
Operator	Emerald Energy Plc. (80%WI)
Contract Type	E&P
Acreage	90,459
Net Acreage	18,092
Initial Royalty	8%
Corporate Tax	33%

Putumayo-4	
Working Interest	50%
Basin	Putumayo
Operator	PetroNorte S.A (50%WI)
Contract Type	E&P
Acreage	126,845
Net Acreage	63,423
Initial Royalty	8%
Corporate Tax	33%

Maranta Activity Plan

- Continue to monitor production activity in order to determine drilling of the Agapanto-1 well in the Mirto field or 120km seismic acquisition in north portion of block.

Putumayo Activity Plan

- Completed 1,300 km old seismic reprocessing Nov. 09.
- Consultation process with communities and commencement of environmental permitting for seismic acquisition and drilling.
- Acquire 103 KM 2d seismic Q3-Q4 2011.
- Drill 1st exploration well 1st half of 2012.

Mirto Discoveries (Maranta Block)

Estimated Production Forecast



160
140
120
100
80
60
40
20
0
BOPD
Mirto-1 N Sand Fcast
Mirto 2 N Sand Fcast
Mirto-1 N Sand Actual
Mirto 2 N sand Actual
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12

Revised Sep 2011

(1) Source: La Cortez Internal Evaluation of reserves in the Mirto field, 0.60 MMbbls net to La Cortez before royalties. Current Ryder Scott report indicates 2P reserves of 0.2 MMbbls net as of 12/31/2010.

Discovery Field Basis – Gross & Net Production forecast (Mirto-1 & 2 wells)

- Acquired 25 KM of 3D seismic.
- Building production facilities in 2010-2011.
- Drilled 2 wells in 2009-2010
- 2P reserves estimated at 3.2 MMbbls gross *(1)*
- Long-term production testing currently underway; 720 bopd gross (no water cut).
- Netback average for the 2nd qtr. of 2011 was US$ 52.07/ bbl (15.5 API degree)

Putumayo-4 Block
Leads Identified


Maranta
PUT-4


7
3
5
2
6
1
4
GP02-2060E
C-1973-79

(1) Estimate of unrisked Prospective Resources pursuant to the La Cortez Internal Evaluation. There is no certainty that any portion of the resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the resources. If a discovery is made, there is no certainty that it will be developed or, if it is developed, there is no certainty as to the timing of such development.

Block Summary:

Leads:	7 Identified leads based on 1300+ Km of existing seismic control over the block
Area:	400-600 acres
Reservoir:	N,U,T Sands From Villeta
Depth objective:	9,000 -11,000 ft.
API °	15° - 35° Expected
Total Block:	Prospective mean gross resource estimate of 23 MMbbls, 11.5 MMbbls net (1)

Activity 2010 -2012:

- Reprocessed some 1,300 Km in 2010.
- Consultation activities with indigenous communities to secure consents
- Obtaining environmental licensing.
- Acquisition of 105 Km of new seismic in Q3/Q4 2011.
- Drill first exploration well 1st half 2012.
- Total capital cost (net to La Cortez) of $2.6MM for seismic and $4.2MM for the well.

LA CORTEZ energy

Catatumbo Basin
(Regional Fields & Trends)


Maranta
PUT-4


N
S
W
E
Rio de Oro Field,1933
12 MBO
Puerto Barco Field,1958
0.8 MBO
VENEZUELA
ANH
Tibu Field,1940
264 MBO
Solana
Ecopetrol
Yuca Field,1958
0.6 MBO
Petrolea Field,1934
38 MBO
Sardinata Field,1951
10 MBO
Carbonera Field,1938
0.8 MBO
Well Loggin
Mompos Oil Company
Turkish Petroleum
Cerro Gordo Field,1987
1 MBO
Ecopetrol
Ecopetrol
Pacific Stratus Energy
ANH
0
10
20 km
Field name, year of discovery, oil produced

Why Catatumbo?

- Well established regional trends, with geology similar to the long established Maracaibo Basin.
- Source of many of Colombia's initial discoveries.
- Increasingly prolific basin; Several significant oil field discoveries in recent years in Colombia and across the border in Venezuela.
- Diligently working with local communities to improve social relationships and restore infrastructure.
- Developing a coalition with local and federal governments to strengthen security conditions

LA CORTEZ energy

Acquired Operated Assets
(Avante Petroleum)


VENEZUELA
Rio de Oro Field
Puerto Barco Field
Las Tintas
La Gabarra

- Historical Production:

  Puerto Barco: 0.80 MMbbls
  Rio de Oro: 12.0 MMbbls
  Fields currently shut-in.
- Operator – Avante Colombia.
- High quality oil > 40° API.
- Some shallow reservoirs < 3000 ft. others to 6,000 ft.
- Similar to Putumayo a few years ago regarding social and security issues.
- Significant upside potential.
- Plans to re-initiate production in the 4th quarter of 2011 at Puerto Barco.
- Prospective mean gross unrisked resources of 43 MMbbls, 21.5 MMbbls net.(1)

(1) Estimate of unrisked Prospective Resources pursuant to the La Cortez Internal Evaluation. There is no certainty that any portion of the resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the resources. If a discovery is made, there is no certainty that it will be developed or, if it is developed, there is no certainty as to the timing of such development.

2011-2012 Activity Summary

Areas	Estimated investment $MM net to LCTZ	2nd Half 2011						1 Half 2012						2 Half 2012					
		J	A	S	O	N	D	J	F	M	A	M	J	J	A	S	O	N	D
Maranta Block																			
Workover Mirto-1 well	0.16																		
Open N sand to production																			
120 Km 2d Seismic or 1 Agapanto well	1.70																		
Putumayo-4 Block																			
Prior consultation with Ethnic Communities (north Area)	0.20																		
Environmental Licensing	0.10																		
Seismic Acquisition (105 Km 2D)	2.50																		
Drilling 1st exploration well	4.25																		
Additional Seismic	0.80																		
Catatumbo region - Puerto Barco Field																			
Roads upgrading	0.42																		
Facilities construction	0.20																		
Workover P.B.-1 well	1.10																		
Mandatory Activity *Total US$*	11.43																		

Maranta, Putumayo, P. Barco & Catatumbo
(Estimated Production Forecast- NET)



7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
Estimated BOPD subject to Exploration success and contract extension
2011
2012
2013
2014
2015
Rio de oro Extension - P3
P.Barco Extension - P3
Maranta Leads P3
Put-4 Lead B - P3
Put4 Prospect A - P3
P.Barco Workovers P2
Mirto Filed

P2 - Probable reserves / production
P3 - Possible reserves / production (2)

(2) "Possible reserves are those additional reserves that are less certain to be recovered than probable reserves. There is a 10% probability that the quantities actually recovered will equal or exceed the sum of proved plus probable plus possible reserves."

Maranta Block
Mirto field initial development (4 wells).

Maranta Block Future Exploration
Additional exploration in the block. Potential for additional mean gross resources of 5.0 MMbbls based on reprocessed seismic. ***(1)***

Putumayo-4 Block
Two fields – 5 initial wells.

Puerto Barco
2 work overs and re-initiate production. Additional seismic and new drilling depending on work over results.

Rio De Oro Field
Re-initiate production, additional development upon contract modification.

(1) Estimate of unrisked Prospective Resources pursuant to the La Cortez Internal Evaluation. There is no certainty that any portion of the resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the resources. If a discovery is made, there is no certainty that it will be developed or, if it is developed, there is no certainty as to the timing of such development.

Opportunities Under Evaluation (Robust Deal Pipeline)



N
W
E
S
Panama
Venezuela
Bogotá D.C.
Ecuador
Brazil
Perú

Potential farm-ins in different exploration blocks in the:

- Putumayo basin
- Middle Magdalena Valley
- Eastern plains

Potential acquisition of:

- Producing assets
- Corporate entities
- Individual Exploration assets
- Potential "share for share" transactions with public and/ or private entities.

LA CORTEZ energy

Investment Summary


Maranta
PUT-4

- **Initial focus on Colombia / Excellent assets in prolific basins.**
- **Experienced Colombian management team and Board of Directors**
- **Short-term Goals**
  - TSX.V and Bogota stock exchange listing (Expected Q4 2011 or Q1 2012).
  - Work-over activity in the Mirto-1 well completed August 2011. Successful re-initiation of production activity with current production rates stabilizing at 336 bopd gross/68 bopd net.
  - Re-initiation of production in the Puerto Barco field (Expected Q4 2011).
  - Drilling of exploration well in the Putumayo-4 block (Expected end 1st Half 2012).
- **Cash on hand from prior capital raises and recent Maranta discovery available to offset capital requirements to develop current asset base.**
- **Near term milestones in Q3/Q4 2011 and H1 2012, are anticipated to be catalyst to value creation of our existing asset portfolio.**
- **Low level of mandatory work commitments positions La Cortez as an excellent platform for consolidation of Colombian companies.**

Appendix

Colombia



Maranta
PUT-4

- Initial focus in Colombia (positive investment environment) with future plans to explore other regional countries including Peru
- Favorable government terms & conditions.
- Clear oil & gas regulation / tax regime.

Foreign Investment in Colombia



USD Million
16000
14000
12000
10000
8000
6000
4000
2000
0
-2000
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
% o & G Sector Participation
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Total Investment
O & G Investment
% O & G

Contracts Awarded



Number of Contracts
80
70
60
50
40
30
20
10
0
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Association
E&P
TEA´s

Source – Asociación Colombiana del Petróleo -ACP

LA CORTEZ energy

Why Colombia?


Maranta
PUT-4

Excellent Fiscal Regime Coupled with a Stable Regulatory Environment

- Competitive, flexible government take
- Sliding-scale royalties (8 to 25%)
- 33% corporate tax rate
- Deductible local taxes
- No remittance taxes
- Long term stable contracts
- Standard and Poor's credit rating BB+, Moody's Ba1

LA CORTEZ energy

Financing History

March 2008 ***Private Placement – 2,400,000 shares at $1.00 per share***	**$2,400,000**
September 2008 ***Private Placement – 4,784,800 units at $1.25 per unit*** Each unit consists of one share and a stock purchase warrant entitling the holder to purchase 1/2 share at $2.25 per whole share until Sept. 2013	**$5,981,000**
July 2009 ***Private Placement – 5,065,000 units at $1.25 per unit*** Each unit consists of one share and a stock purchase warrant entitling the holder to purchase an additional share at $2.00 until July 2014	**$6,331,164**
March 2010 ***Avante Subscription – 2,857,100 units at $1.75 per unit*** Each unit consists of one share and a stock purchase warrant entitling the holder to purchase an additional share at $3.00 until Mar. 2013	**$5,000,000**
December 2009 to April 2010 ***Private Placement– 8,762,300 units at $1.75 per unit*** Each unit consists of one share and a stock purchase warrant entitling the holder to purchase ½ share at $3.00 per whole share until Apr. 2013	**$15,334,000**

LA CORTEZ energy

Capital Structure (OTCBB: LCTZ)

Common Shares Outstanding (6/30/11)				46,315,910
Warrants Outstanding	**Price**	**Expiry**		
Private Placement – 9/2008	$2.25	9/2013	2,392,400	
Private Placement – 7/2009	$2.00	7/2014	5,065,000	
Brokers– 7/2009	$1.25	7/2014	475,503	
Avante Subscription – 3/2010	$3.00	3/2013	2,857,143	
Private Placement – 4/2010	$3.00	4/2013	4,381,132	
Broker – 4/2010	$1.75	4/2013	344,025	
Total Warrants Outstanding (6/30/11)				**15,515,203**
Total Options Outstanding (6/30/11)				**2,108,334**

Security Ownership

*Major Shareholders (12/31/10)	Beneficial Ownership	Ownership %
Avante Petroleum, S.A.	16,033,439	32.6%
Nadine Smith (Chairman)	3,223,667	6.9%
Directors & Executive Officers (excl. Nadine Smith)	1,418,175	3.1%
Professional Trading Services, S.A.	2,600,000	5.6%
Macquarie Bank, Ltd.	2,571,429	5.6%
LW Securities	2,403,114	5.1%
Total Ownership	**29,667,999**	**64.2%**

Source: La Cortez Energy, Inc. 10K (12/31/10)